UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2020

LAREDO PETROLEUM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LPI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 6, 2020, Laredo Petroleum, Inc. (the “Company”) announced its (i) production for the quarter and year ended December 31, 2019 and (ii) proved reserves as of December 31, 2019. Copies of the press release and Presentation (as defined below) are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

On January 6, 2020, the Company furnished the press release described above in Item 2.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

On January 6, 2020, the Company posted to its website a Corporate Presentation (the “Presentation”). The Presentation is available on the Company’s website, www.laredopetro.com, and is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

On January 6, 2020, the “Company announced that it had commenced a public offering of $450.0 million in aggregate principal amount of senior unsecured notes due 2025 and $450.0 million in aggregate principal amount of senior unsecured notes due 2028 in a registered underwritten offering. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated into this Item 7.01 by reference.

On January 6, 2020, the Company announced that it had commenced cash tender offers and consent solicitations for any or all of its outstanding $450.0 million aggregate principal amount of 5 5/8% senior unsecured notes due 2022 (the “2022 Notes”) and any or all of its outstanding $350.0 million aggregate principal amount of 6 1/4% senior unsecured notes due 2023 (the “2023 Notes” and, together with its 2022 Notes, the “Existing Notes”), subject to certain conditions (the “Tender Offers”). In conjunction with the Tender Offers, the Company has also commenced a solicitation of consents from holders of such series of Existing Notes to amend certain provisions of the indenture governing such series of Existing Notes. In the event that all of the Existing Notes are not tendered in the Tender Offers or the Tender Offers are not consummated, the Company intends to use a portion of the net proceeds from the proposed notes offering to fund the redemption of all 2022 Notes outstanding on or around February 5, 2020 (or, if the related proposed amendments become operative on or before January 30, 2020, on the date three business days after such operative date) and all 2023 Notes outstanding on or around March 15, 2020. A copy of the press release is attached hereto as Exhibit 99.4 and incorporated into this Item 7.01 by reference.

This press release attached hereto as Exhibit 99.4 is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consents with respect to any series of the Existing Notes. The Tender Offers have been made solely pursuant to the applicable Offers to Purchase and Consent Solicitation Statements dated January 6, 2020 and the related Letters of Transmittal and Consents.

All statements in the press releases and Presentation, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the Company’s other filings with the SEC for a discussion of other risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2, 99.3 and 99.4, are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act.

Item 8.01.	Other Events.

In connection with the announcement of its December 31, 2019 proved reserves, the Company is filing the December 31, 2019 summary report of Ryder Scott Company, L.P., the Company’s independent petroleum engineers, which contains an estimate of the proved reserves, future production, and income attributable to certain leasehold and royalty interests of the Company as of December 31, 2019. A copy of the report is attached hereto as Exhibit 99.5 and incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Ryder Scott Company, L.P.
99.1	Press Release dated January 6, 2020 announcing production for the quarter and year ended December 31, 2019 and proved reserves as of December 31, 2019.
99.2	Corporate Presentation dated January 6, 2020.
99.3	Press Release dated January 6, 2020 announcing offering of new senior notes.
99.4	Press Release dated January 6, 2020 announcing tender offers of existing senior notes.
99.5	Summary Report of Ryder Scott Company, L.P.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: January 6, 2020	By:	/s/ Mark D. Denny
Mark D. Denny
Senior Vice President and General Counsel